o511 STKP2
                        SUPPLEMENT DATED DECEMBER 8, 1997
                              TO THE PROSPECTUS OF
                        FRANKLIN TEMPLETON MONEY FUND II
                             DATED NOVEMBER 1, 1997

The prospectus is amended to replace the section "Will Sales Charges Apply to My Exchange?", found under "May I Exchange Shares for Shares of Another Fund?", with the following:

 WILL SALES CHARGES APPLY TO MY EXCHANGE?

 You will not pay a front-end sales charge on exchanges. We also will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?" For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.